AGREEMENT

THIS AGREEMENT is entered into on this 1st

day of

October , 2007 ,  by and between Blackcomb Minerals Inc. ( “Client” ),  2120 - 1066 West Hastings Street Vancouver, BC V6E 3X2), and Orko Silver Corp. (“ORKO”),  Suite 2120 – 1066 West Hastings Street, Vancouver, BC V6E 3X2.

HEREINAFTER, the Client and ORKO are collectively referred to as “Parties” and singularly as “Party.”

WHEREAS, the Parties desire to set forth the terms and conditions under which certain services shall be performed;

NOW THEREFORE, in consideration of these promises of the mutual covenants herein, the Parties hereto agree as follows:

ARTICLE I – SCOPE OF SERVICES

ORKO agrees to provide office space for the Client described as follows:

1.

Office space

ORKO agrees to provide the Client with office space to accommodate its corporate presence, and its staff and consultants.

2.

Equipment

ORKO agrees to provide the Client with the use of a fax machine, and photocopier.

ARTICLE II – PERIOD OF PERFORMANCE

The period of performance under this Agreement shall be month-to-month until terminated by 30 days written notice given by either the Client or ORKO.

ARTICLE III – COMPENSATION

As full consideration for the performance of services described herein, the Client shall pay ORKO compensation as follows:

1.

Rent: ($6,130) Cdn. Dollars cash, plus GST paid monthly, in advance.

ARTICLE IV – NOTICES

Notices provided for hereunder may be served personally to the representative of either Party at its respective place of business, or by fax or registered mail to the address of each Party shown on the face hereof.

ARTICLE V – ARBITRATION

Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by binding arbitration in the Province of British Columbia.

ARTICLE VI– ENTIRE AGREEMENT

This Agreement constitutes the entire Agreement between the Parties. Any changes or amendments will not be valid unless reduced to writing and signed by both parties.

This Agreement is construed under the laws of British Columbia.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized officers.

SIGNED, SEALED AND DELIVERED

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ORKO SILVER CORP.

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in the presence of:

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Witness

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Gary Cope

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Address

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Date

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SIGNED, SEALED AND DELIVERED

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Blackcomb Minerals Inc.

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in the presence of:

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_____

Witness

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Ross Wilmot

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Address

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Date

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